UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

STAKOOL, INC.

(Exact name of registrant as specified in charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1111 Alderman Drive, Suite 210

Alpharetta, GA 30005

(Address of principal executive offices)

(770) 521-9826

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

Effective July 17, 2013, the Board of Directors of Stakool, Inc. (the “Company”) dismissed Silberstein Ungar, PPLC (“Silberstein”) as the Company’s independent registered public accounting firm.

The report of Silberstein on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and December 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

During the fiscal year ended December 31, 2012 and in the subsequent interim period through July 17, 2013, there were no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal year ended December 31, 2012, and in the subsequent interim period through July 17, 2013, the date of dismissal of Silberstein, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Silberstein and requested Silberstein to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Silberstein agrees with the above disclosures. A copy of Silberstein’s letter, dated July 23, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective July 17, 2013, the Board of Directors of the Company approved the engagement of D’ArelliPruzansky, P.A. (“D’Arelli”) as the Company’s new independent registered public accounting firm.

During the fiscal years ending December 31, 2012 and December 31, 2011, and the subsequent interim period prior to the engagement of D’Arelli, neither the Company nor anyone on its behalf consulted D’Arelliregarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Financial Statements and Exhibits.

16.1*	Letter from Silberstein Ungar, PLLC, dated July 23, 2013

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKOOL, INC.

Date: July 23, 2013	By:	/s/ Kevin P. Quirk
	Name:	Kevin P. Quirk
	Title:	Chief Executive Officer and President